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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 33-73186), as amended, of Anchor Financial Corporation of our report dated February 19, 1999, except as to the pooling of interests described in Note 2 which date is April 9, 1999, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Columbia, South Carolina
March 14, 2000